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                                                                   EXHIBIT 10.70
                              HORST K. MEHLFELDT
                             207 LAKE POINTE DRIVE
                            AKRON, OHIO 44333-1788


February 20, 1995



Mr. John B. Adams
Big O Tires, Inc.
11755 East Peakview Avenue
Englewood, CO  80111

Dear John,

This confirms that the consulting agreement between Big O Tires, Inc. and myself dated September 22, 1994 is cancelled by mutual agreement effective February 15, 1995.

Sincerely,

/s/ Horst K. Mehlfeldt

    Horst K. Mehlfeldt


HKM/ctd

cc:  Steve Cloward
     John Siipola